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GOTTEX TRUST

Supplement to

Prospectus and Statement of Additional Information dated December 4, 2013 for

GOTTEX ENDOWMENT STRATEGY FUND

June 19, 2014

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GOTTEX ENDOWMENT STRATEGY FUND

Supplement to the Prospectus dated December 4, 2013

June 19, 2014

This Supplement to the Prospectus (the “Supplement”) for Gottex Endowment Strategy Endowment Fund (the “Fund”), a series of Gottex Trust, describes a change in the identity of the Portfolio Manager of the Fund. Commencing with the date of this Supplement, Michael Azlen and Kevin Maloney will assume the roles of Co-Portfolio Managers of the Fund. They will succeed William J. Landes who will no longer be the Portfolio Manager of the Fund.

The Prospectus is amended as follows:

1.     All references to William J. Landes are removed.

2.     The disclosure under the heading “FUND SUMMARY—Portfolio Manager(s)” on page 9 of the Prospectus is replaced with the following:

Kevin Maloney, Senior Managing Director of the Adviser, and a Portfolio Manager of the Fund since June 2014.

Michael Azlen, Managing Director of the Adviser, and a Portfolio Manager of the Fund since June 2014.

3.     The sub-section entitled “ADDITIONAL INFORMATION ABOUT THE FUND—Portfolio Manager” beginning on page 21 of the Prospectus is replaced with the following:

Portfolio Managers

The Adviser’s investment advising activities with respect to the Fund are performed primarily by the Fund’s portfolio managers, Kevin Maloney and Michael Azlen. The background and experience of Messrs. Maloney and Azlen are detailed below.

Mr. Maloney serves as a Senior Managing Director of the Adviser and co-portfolio manager of the Fund. Dr. Maloney is a United States citizen. He joined Gottex in September 2003 as Head of Manager Research. In 2008, Dr. Maloney became Chairman of the Research Committee, and also Head of Risk Management in 2009. In 2010, Dr. Maloney became a member of the Gottex Executive Committee. In 2012, Dr. Maloney became the Chief Investment Officer of the Fund of Hedge Funds Business at Gottex. Dr. Maloney was a professor of finance and economics at the Amos Tuck School of Business at Dartmouth College from 1983 to 1995. He has an MA and PhD in Finance and Economics from Washington University and a BA in Economics from Trinity College. Dr. Maloney has published a number of articles in academic and professional journals.

Mr. Azlen serves as a Managing Director of the Adviser and co-portfolio manager of the Fund. Prior to joining an affiliate of the Investment Adviser in 2013, Mr. Azlen served as CEO of the Frontier Investment Management LLP based in London. Mr. Azlen founded Frontier in 2004. He has more than 20 years’ experience in asset management including hedge funds, proprietary trading, structured products and equity derivatives. Mr. Azlen holds a Sloan Masters Degree in Business from the London Business School and is a Chartered Alternative Investment Analyst (CAIA) and a Certified Financial Planner (CFP).

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed, and ownership of shares in the Fund.

All other terms and conditions of the Prospectus are confirmed. This Supplement is incorporated by reference into, and constitutes a part of, the Prospectus. In the event that any of the terms of this Supplement conflict with the terms of the Prospectus, the terms of this Supplement shall govern.

Please retain this Supplement for future reference.

GOTTEX ENDOWMENT STRATEGY FUND

Supplement to the Statement of Additional Information (“SAI”) dated December 4, 2013

June 19, 2014

This Supplement to the SAI (the “Supplement”) for Gottex Endowment Strategy Endowment Fund (the “Fund”), a series of Gottex Trust, describes a change in the identity of the Portfolio Manager of the Fund. Commencing with the date of this Supplement, Michael Azlen and Kevin Maloney will assume the roles of Co-Portfolio Managers of the Fund. They will succeed William J. Landes who will no longer be the Portfolio Manager of the Fund.

The SAI is amended as follows:

1.     The disclosure under the heading “ADDITIONAL RISK FACTORS—Lack of Operating History” on page 22 of the SAI is replaced with the following:

The Fund is recently formed and has a relatively limited operating history upon which investors can evaluate its performance. However, the Adviser, as well as the portfolio managers of the Fund, Kevin Maloney and Michael Azlen, and other personnel of the Adviser, have substantial experience in managing investment portfolios, including “endowment” style portfolios like the Fund. In addition, the Adviser and its personnel, including Messrs. Maloney and Azlen, manage investment funds and accounts that have investment programs that are similar to the investment program of the Fund. Although one such account is registered under the 1940 Act, most are not, nor are they subject to related requirements of the Internal Revenue Code.

2.     The disclosure under the heading “MANAGEMENT OF THE FUND—Portfolio Management” on page 28 of the SAI is revised to remove all references to William J. Landes.

3.     The disclosure under the heading “MANAGEMENT OF THE FUND—Portfolio Manager Compensation” on page 28 of the SAI is replaced with the following:

The compensation paid to Messrs. Maloney and Azlen consists of a base salary and a bonus based on the profits of the parent company of the Adviser. The profitability of the Adviser and its parent company is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Please retain this Supplement for future reference.